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                                                           Exhibit 10 (b)

                             ALBERTO-CULVER COMPANY
                       EMPLOYEE STOCK OPTION PLAN OF 1988

                       (as amended through July 26, 2001)

1.       Purpose of ACSOP

         The Alberto-Culver Company Employee Stock Option Plan of 1988 (hereinafter called the "ACSOP") is intended to encourage ownership of the Class A common stock of Alberto-Culver Company (the "Company") by eligible key employees of the Company and its subsidiaries and to provide incentives for them to make maximum efforts for the success of the business. Options granted under the ACSOP will be non-qualified options (not incentive options as defined in Section 422 of the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder (the "Code")).

2.       Eligibility

         Key employees of the Company and its subsidiaries who perform services which contribute materially to the management, operation and development of the business ("Optionees") will be eligible to receive options under the ACSOP. At their request, Mr. Leonard H. Lavin and Mrs. Bernice E. Lavin are ineligible to receive options under the ACSOP.

3.       Administration

         The Compensation Committee of the Board of Directors of the Company (the "Committee") shall have full power and authority, subject to the express provisions of the ACSOP, to determine the purchase price of the stock covered by each option, the Optionees to whom and the time or times at which options shall be granted, the terms and conditions of the options, including the terms of payment therefor, and the number of shares of stock to be covered by each option. The Committee shall have full power to construe, administer and interpret the ACSOP, and full power to adopt such rules and regulations as the Committee may deem desirable to administer the ACSOP. No member of the Committee shall be liable for any action or determination made in good faith with respect to the ACSOP or any option thereunder. The determination of the Committee as to any disputed question arising under the ACSOP, including questions of construction and interpretation, shall be final, conclusive and binding.

         The Committee may, in its discretion, delegate to a committee of member(s) of the Committee its authority with respect to such matters under the ACSOP and options granted under the ACSOP as the Committee may specify.

         The Committee shall be comprised solely of members each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code, and a "non-employee director" within the meaning of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder ("Section 16"), provided, however, that if any member of the Committee is not (i) an "outside director" within the meaning of Section 162(m) of the Code or (ii) a "non-employee director" within the meaning of Section 16, the Committee shall set up a subcommittee comprised

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solely of outside directors and non-employee directors for purposes of all matters arising under this ACSOP involving "officers" within the meaning of Rule 16a-1(f) under Section 16, and "covered employees" within the meaning of Section 162(m) of the Code for the plan year at issue.

4.       Number of Shares of Stock to be Offered

         The Committee may authorize from time to time the issuance pursuant to the ACSOP of shares not to exceed 15,400,000 of the Company's Class A common stock in the aggregate, subject to adjustment under paragraph 10 hereof. Such shares of Class A common stock which may be issued pursuant to options granted under the ACSOP may be authorized and unissued shares or issued and reacquired shares as the Committee from time to time may determine. If any option granted under the ACSOP shall terminate or be surrendered or expire unexercised in whole or in part, the shares of stock so released from such option may be made the subject of additional options granted under the ACSOP. In addition, any shares of Class A common stock withheld to pay, in whole or in part, the amount required to be withheld under applicable tax laws in accordance with paragraph 7(d) hereof, may be made the subject of additional options granted under the ACSOP.

5.       Option Price

         The purchase price under each option granted pursuant to the ACSOP shall be determined by the Committee but shall not be less than the Fair Market Value (as defined below) of the Company's Class A common stock at the time the option is granted. For purposes of the ACSOP, "Fair Market Value" shall mean the average of the high and low transaction prices of a share of Class A common stock or Class B common stock of the Company (the "Class B common stock"), as the case may be, as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported.

6.       Grant of Options

         The Committee may not grant to any individual Optionee in any fiscal year an option or options with respect to more than 400,000 shares of Class A common stock.

7.       Term and Exercise of Options

         (a) Each option granted shall provide that it is not exercisable after the expiration of ten (10) years from the date the option is granted, or such shorter period as the Committee determines, and each option shall be subject to the following limitations upon its exercise:

         (i) Except as otherwise provided in paragraph 11(a) hereof, no option may be exercised until the day preceding the anniversary date of the grant of the option.

         (ii) Except as otherwise provided in paragraph 11(a) hereof, on the day preceding the anniversary date of the grant of the option in each of the four calendar years immediately following the year of the grant of the option, the right to purchase

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                twenty-five percent (25%) of the total number of shares of stock specified in the option shall accrue to the Optionee. Subject to paragraph 8 hereof, each such right to purchase such twenty-five percent (25%) may be exercised, in whole or in part, at any time after such right accrues and prior to the expiration of the term of the option.

         (b) Notwithstanding the foregoing or paragraph 8 hereof, the Committee may in its discretion (i) specifically provide at the date of grant for another time or times of exercise; (ii) accelerate the exercisability of any option subject to such terms and conditions as the Committee deems necessary or appropriate to effectuate the purpose of the ACSOP including, without limitation, a requirement that the Optionee grant to the Company an option to repurchase all or a portion of the number of shares acquired upon exercise of the accelerated option for their Fair Market Value on the date of grant; or
(iii) at any time prior to the expiration or termination of any option previously granted, extend the term of any option (including such options held by officers or directors) for such additional period as the Committee, in its discretion, shall determine. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed ten years.

         (c) An option may be exercised (subject to the receipt of payment) by giving written notice to the Secretary of the Company specifying the number of shares to be purchased. The full purchase price for such shares may be paid (i) in cash, (ii) by check, (iii) by delivery of previously owned shares of Class A common stock, (iv) by delivery of previously owned shares of Class B common stock, or (v) by a combination of these methods of payment. However, under no circumstances may any Optionee deliver previously owned shares of Class A common stock obtained from the exercise of stock options or the vesting of shares restricted under the Company's Restricted Stock Plan or Management Bonus Plan during the six months immediately preceding the exercise date. Payment must be received by the Secretary of the Company before any exercise is consummated. For purposes of the delivery of previously owned shares of Class A common stock and/or Class B common stock, the per share value of such shares shall be the Fair Market Value on the date of exercise.

         (d) At any time when an Optionee is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with the exercise of an option (calculated by taking the minimum statutory withholding rates for federal and state tax purposes including payroll taxes, applicable to the income generated by the Optionee by such exercise), the Optionee may satisfy this obligation (i) in cash, (ii) by check, (iii) by delivery of previously owned shares of Class A common stock, (iv) by delivery of previously owned shares of Class B common stock, (v) by making an election to have the Company withhold shares of Class A common stock, or (vi) by a combination of these methods of payment, in each case having a value equal to the amount required to be withheld. The Optionee must specify the method of satisfying this obligation on or before the date of exercise. The value of the shares to be withheld or delivered shall be based on the Fair Market Value of the Class A common stock and/or Class B common stock on the date of exercise.

8.       Continuity of Employment

         (a) Each option shall be subject to the following in addition to the restrictions set forth in

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paragraphs 6 and 7 hereof:
              (i) If an Optionee dies without having fully exercised his or her option, the executors or administrators of his or her estate or legatees or distributees shall have the right during the one (1) year period following his or her death (but not after the expiration of the term of such option) to exercise such option in whole or in part but only to the extent that the Optionee could have exercised it at the date of his or her death.

              (ii) If an Optionee's termination of employment is due to retirement or disability, the Optionee's option shall terminate three (3) months after his or her termination of employment (but not after the expiration of the term of such option) and may be exercised only to the extent that such Optionee could have exercised it at the date of his or her termination of employment. For purposes of the ACSOP, (i) "retirement" shall have the meaning provided in the Company's Employees' Profit Sharing Plan or, in the absence of such a definition, termination of employment that occurs on or after the first day of the month following the month in which the Optionee attains his or her 65th birthday and
                    (ii) "disability" shall have the meaning provided in the Company's applicable long-term disability plan and such disability continues for more than three months or, in the absence of such a definition, when an Optionee becomes totally disabled as determined by a physician mutually acceptable to the Optionee and the Committee before attaining his or her 65th birthday and if such total disability continues for more than three months. Disability does not include any condition which is intentionally self-inflicted or caused by illegal acts of the Optionee.

              (iii) If an Optionee's termination of employment is for any reason other than death, retirement or physical disability, the Optionee's option shall terminate upon said termination of employment and the Company shall have the right within a period of one year after said termination of employment to reacquire at the option price any stock acquired by the Optionee by exercise of an option within ninety (90) days prior to said termination of employment; provided, however, that if such termination of employment occurs following a Change in Control (as such term is defined in paragraph 11(b) hereof), the Optionee's option shall terminate three
                    (3) months after his or her termination of employment (but not after the expiration of the term of such option) and may be exercised to the extent that such Optionee could have exercised it at the date of his or her termination of employment and the Company shall have no right to reacquire any stock acquired by the Optionee by exercise of an option.

              (b) Nothing contained in the ACSOP or any option granted pursuant to the ACSOP shall confer upon any Optionee any right to be continued in the employment of the Company or any subsidiary or shall prevent the Company or any subsidiary from terminating an Optionee's employment at any time, with or without cause. The determination by the Committee of whether an authorized leave of absence constitutes a termination of employment shall be final, conclusive and binding.

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9.       Non-Transferability of Options

         An option granted under the ACSOP shall not be assignable or transferable by an Optionee otherwise than by will or the laws of descent and distribution, and an option shall be exercisable during the lifetime of the Optionee only by him or her. An option transferred by will or the laws of descent and distribution may only be exercised by the legatee or distributee during the one year period following the Optionee's death and may only be exercised to the extent it was exercisable by the Optionee prior to his or her death.

10.      Adjustment upon Change in Stock

         Each option and the number and kind of shares subject to future options under the ACSOP may be adjusted, as may be determined to be equitable in the sole and absolute discretion of the Committee, in the event there is any change in the outstanding Class A common stock, or any event that could cause a change in the outstanding Class A common stock, including, without limitation, by reason of a stock dividend, recapitalization, reclassification, issuance of Class A common stock, issuance of rights to purchase Class A common stock, issuance of securities convertible into or exchangeable for Class A common stock, merger, consolidation, stock split, reverse stock split, spin-off, combination, exchange or conversion of shares, or any other similar type of event. The Committee's determination of any adjustment pursuant to this paragraph10 shall be final, conclusive and binding.

11.      Change in Control

         (a) (1) Notwithstanding any provision of the ACSOP, in the event of a Change in Control, all outstanding options shall immediately be exercisable in full and shall be subject to the provisions of paragraph 11(a)(2) or 11(a)(3), to the extent that either such paragraph is applicable.

                  (2) Notwithstanding any provision of the ACSOP, in the event of a Change in Control in connection with which the holders of shares of the Company's Class A common stock receive shares of common stock that are registered under Section 12 of the Exchange Act, all outstanding options shall immediately be exercisable in full and there shall be substituted for each share of the Company's Class A common stock available under the ACSOP, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of the Company's Class A common stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of each option shall be appropriately adjusted by the Committee or the committee to which authority has been delegated pursuant to paragraph 3 hereof, such adjustments to be made without an increase in the aggregate purchase price.

                  (3) Notwithstanding any provision in the ACSOP, in the event of a Change in Control in connection with which the holders of the Company's Class A common stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding option shall be surrendered

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          to the Company by the holder thereof, and each such option shall immediately be cancelled by the Company, and the holder shall receive, within ten (10) days of the occurrence of such Change in Control, a cash payment from the Company in an amount equal to the number of shares of the Company's Class A common stock then subject to such option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of the Company's Class A common stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of the Company's Class A common stock subject to the option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder.

         (b)  "Change in Control" means:

                  (1) The occurrence of any one or more of the following events:

                           (A) The acquisition by any individual, entity or
                  group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of both (x) 20% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") and
                  (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons (as such term is defined in paragraph 11(c)); provided, however, that a Change in Control shall not result
                  --------  -------
                  from an acquisition of Company Voting Securities:

                               (i)  directly from the Company, except as
                  otherwise provided in paragraph 11(b)(2)(A);

                               (ii)  by the Company, except as otherwise
                  provided in paragraph 11(b)(2)(B);

                               (iii)  by an Exempt Person;

                               (iv) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

                               (v) by any corporation pursuant to a
                   reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in

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                 clauses (i) and (ii) of paragraph 11(b)(1)(C) shall
        be satisfied.

                 (B) The cessation for any reason of the members of the Incumbent Board (as such term is defined in paragraph 11(d)) to constitute at least a majority of the Board of Directors of the Company (hereinafter called the "Board").

                 (C) Approval by the stockholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation:

                     (i) more than 60% of the combined voting power of
                 the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation; and

                     (ii) at least a majority of the members of the
                 board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation.

                 (D) Approval by the stockholders of the Company of the sale or other disposition of all or substantially all of the assets of the Company other than (x) pursuant to a tax-free spin-off of a subsidiary or other business unit of the Company or (y) to a corporation with respect to which, immediately after such sale or other disposition:

                     (i) more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the Individuals and identities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such sale or other disposition; and

                     (ii) at least a majority of the members of the
                 board of directors thereof were members of the Incumbent Board at the

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                           time of the execution of the initial agreement or
                           action of the Board providing for such sale or other disposition.

                           (E) Approval by the stockholders of the Company of a
                  plan of complete liquidation or dissolution of the Company.

                  (2)  Notwithstanding the provisions of paragraph 11(b)(1):

                           (A) no acquisition of Company Voting Securities shall
                  be subject to the exception from the definition of Change in Control contained in clause (i) of paragraph 11(b)(1)(A) if such acquisition results from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company; and

                           (B) for purposes of clause (ii) of paragraph
                  11(b)(1)(A), if any Person (other than the Company, an Exempt Person or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall, by reason of an acquisition of Company Voting Securities by the Company, become the beneficial owner of (x) 20% or more of the combined voting power of the Outstanding Company Voting Securities and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons, and such Person shall, after such acquisition of Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

         (c)  "Exempt Person" (and collectively, the "Exempt Persons") means:

                  (1)  Leonard H. Lavin or Bernice E. Lavin;

                  (2) any descendant of Leonard H. Lavin and Bernice E. Lavin or the spouse of any such descendant;

                  (3) the estate of any of the persons described in paragraph 11(c)(1) or (2);

                  (4) any trust or similar arrangement for the benefit of any person described in paragraph 11(c)(1) or (2); or

                  (5) the Lavin Family Foundation or any other charitable organization established by any person described in paragraph 11(c)(1) or (2).

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         (d) "Incumbent Board" means those individuals who, as of October 24,
1996, constitute the Board, provided that:
                            --------

                  (1) any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved either by the vote of at least a majority of the directors then comprising the Incumbent Board or by the vote of at least a majority of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons shall be deemed to have been a member of the Incumbent Board; and

                  (2) no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board or the Exempt Persons shall be deemed to have been a member of the Incumbent Board.

12.      Amendment and Discontinuance

         The Committee or the Board, without further approval of the stockholders, may, at any time and from time to time, suspend or discontinue the ACSOP in whole or in part or amend the ACSOP in such respects as the Committee or the Board may deem proper and in the best interests of the Company or as may be advisable, provided, however, that no suspension or amendment shall be made which would:

         (i) Adversely affect or impair any option previously granted under the ACSOP without the consent of the Optionee, or

         (ii) Except as specified in paragraph 10, increase the total number of shares for which options may be granted under the ACSOP or decrease the minimum price at which options may be granted under the ACSOP.

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